ACQUISITIONS/DIVESTITURES	12 Months Ended
Dec. 31, 2016
ACQUISITIONS/DIVESTITURES
ACQUISITIONS/DIVESTITURES

NOTE C. ACQUISITIONS/DIVESTITURES

Acquisitions

Purchase price consideration for all acquisitions, as reflected in the tables in this note, was paid primarily in cash. All acquisitions are reported in the Consolidated Statement of Cash Flows net of acquired cash and cash equivalents.

2016

In 2016, the company completed fifteen acquisitions at an aggregate cost of $5,899 million.

The Weather Company (TWC)—On January 29, 2016, the company completed the acquisition of TWC’s B2B, mobile and cloud-based Web-properties, weather.com, Weather Underground, The Weather Company brand and WSI, its global business-to-business brand, for cash consideration of $2,278 million. The cable television segment was not acquired by IBM, but is licensing weather forecast data and analytics from IBM under a long-term contract. TWC was a privately held business. Goodwill of $1,717 million has been assigned to the Cognitive Solutions segment. It is expected that none of the goodwill will be deductible for tax purposes. The overall weighted-average useful life of the identified intangible assets acquired is 6.9 years.

Truven Health Analytics, Inc. (Truven)—On April 8, 2016, the company completed the acquisition of 100 percent of Truven, a leading provider of healthcare analytics solutions, for cash consideration of $2,612 million, of which $200 million will be paid in July 2017. Truven has developed proprietary analytic methods and assembled analytic content assets, creating extensive national healthcare utilization, performance, quality and cost data. Truven was a privately held business. Goodwill of $1,933 million has been assigned to the Cognitive Solutions segment. It is expected that approximately 15 percent of the goodwill will be deductible for tax purposes. The overall weighted-average useful life of the identified intangible assets acquired is 6.9 years.

Other Acquisitions—The Technology Services & Cloud Platforms segment completed acquisitions of four businesses: in the first quarter: Ustream, Inc. (Ustream), a privately held business, and AT&T’s application and hosting services business; in the third quarter, G4S’s cash solutions business; and in the fourth quarter, Sanovi Technologies Private Limited (Sanovi), a privately held business. Global Business Services (GBS) completed acquisitions of six privately held businesses: in the first quarter, Resource/Ammirati, ecx International AG (ecx.io) and Optevia Limited (Optevia); in the second quarter, Aperto AG (Aperto) and Bluewolf Group, LLC (Bluewolf); and in the fourth quarter, Fluid, Inc.’s Expert Personal Shopper (XPS) business. The Cognitive Solutions segment completed acquisitions of three privately held businesses: in the second quarter, Resilient Systems, Inc. (Resilient) and EZ Legacy, Ltd. (EZSource); and in the fourth quarter, Promontory Financial Group, LLC (Promontory).

Each acquisition is expected to enhance the company’s portfolio of product and services capabilities. Ustream provides cloud-based video streaming to enterprises and broadcasters. The acquisition of AT&T’s application and hosting services business strengthens the company’s cloud portfolio. The acquisition of G4S’s cash solutions business brings together the engineering skills of G4S with the company’s analytics and remote technology capabilities to expand delivery solutions. Sanovi provides hybrid cloud recovery, cloud migration and business continuity software for enterprise data centers and cloud infrastructure. Resource/Ammirati is a leading U.S. based digital marketing and creative agency, addressing the rising demand from businesses seeking to reinvent themselves for the digital economy. Ecx.io enhances GBS’ IBM Interactive Experience (IBM iX) with new digital marketing, commerce and platform skills to accelerate clients’ digital transformations. Optevia is a Software-as-a Service systems integrator specializing in CRM solutions for public sector organizations. Aperto also joined IBM iX, supporting the company’s growth in Europe, with expertise in digital strategy projects, including website and application development. Bluewolf extends the company’s analytics, experience design and industry consulting leadership with one of the world’s leading Salesforce consulting practices to deliver differentiated, consumer-grade experiences via the cloud. Fluid, Inc.’s Expert Personal Shopper business extends the company’s portfolio of SaaS offerings and services, helping clients conduct commerce and engage with their customers. Resilient, a provider of incident response solutions, automates and orchestrates the many processes needed when dealing with cyber incidents from breaches to lost devices. EZSource helps developers quickly and easily understand and change mainframe code based on data displayed through dashboards and other visualizations. Promontory, a global market-leading risk management and regulatory compliance consulting firm, helps address clients’ escalating regulations and risk management requirements.

All of these Other Acquisitions were for 100 percent of the acquired businesses.

The following table reflects the purchase price related to these acquisitions and the resulting purchase price allocations as of December 31, 2016.

2016 Acquisitions

($ in millions)

	Amortization	The	Truven
	Life	Weather	Health	Other
	(in Years)	Company	Analytics	Acquisitions
Current assets		$76	$171	$153
Fixed assets/noncurrent assets		123	127	110
Intangible assets
Goodwill	N/A	1,717	1,933	593
Completed technology	1–7	160	338	96
Client relationships	3–7	313	516	226
Patents/trademarks	1–7	349	54	42

Total assets acquired		2,738	3,141	1,220

Current liabilities		(88)	(148)	(96)
Noncurrent liabilities		(372)	(381)	(76)

Total liabilities assumed		(460)	(529)	(171)

Bargain purchase gain		—	—	(40)*

Total purchase price		$2,278	$2,612	$1,009

N/A—Not applicable.

*Bargain purchase gain relating to AT&T’s application and hosting services business was recognized in selling, general and administrative expense in the Consolidated Statement of Earnings in the three months ended March 31, 2016.

The acquisitions were accounted for as business combinations using the acquisition method, and accordingly, the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquired entity were recorded at their estimated fair values at the date of acquisition. The primary items that generated the goodwill are the value of the synergies between the acquired businesses and IBM and the acquired assembled workforce, neither of which qualify as an amortizable intangible asset.

For the Other Acquisitions, the overall weighted-average life of the identified amortizable intangible assets acquired is 6.3 years. These identified intangible assets will be amortized on a straight-line basis over their useful lives. Goodwill of $119 million has been assigned to the Technology Services & Cloud Platforms segment, goodwill of $303 million has been assigned to the GBS segment and goodwill of $171 million has been assigned to the Cognitive Solutions segment. It is expected that approximately 55 percent of the goodwill will be deductible for tax purposes.

On February 3, 2017, the company announced that it had acquired Agile 3 Solutions, LLC (Agile 3 Solutions), a privately held business based in San Francisco, California. Agile 3 Solutions is a developer of software used by the C-Suite and senior executives to better visualize, understand and manage risks associated with the protection of sensitive data. The business will be integrated within the Technology Services & Cloud Platforms segment. At the date of issuance of the financial statements, the initial purchase accounting was not complete for this acquisition.

2015

In 2015, the company completed fourteen acquisitions at an aggregate cost of $3,555 million.

Merge Healthcare, Inc. (Merge)—On October 13, 2015, the company completed the acquisition of 100 percent of Merge, a publicly held business and a leading provider of medical image handling and processing, interoperability and clinical systems designed to advance healthcare quality and efficiency, for cash consideration of $1,036 million. Merge joined the company’s Watson Health business unit, bolstering clients’ ability to analyze and cross-reference medical images against billions of data points already in the Watson Health Cloud. Goodwill of $695 million was assigned to the Cognitive Solutions ($502 million) and Technology Services & Cloud Platforms ($193 million) segments. It was expected that none of the goodwill would be deductible for tax purposes. The overall weighted-average useful life of the identified intangible assets acquired was 7.0 years.

Cleversafe, Inc. (Cleversafe)—On November 6, 2015, the company completed the acquisition of 100 percent of Cleversafe, a privately held business and a leading developer and manufacturer of object-based storage software and appliances, for cash consideration of $1,309 million. Cleversafe’s integration into the company’s Cloud business gives clients strategic data flexibility, simplified management and consistency with on-premise, cloud and hybrid cloud deployment options. Goodwill of $1,000 million was assigned to the Technology Services & Cloud Platforms ($590 million) and Systems ($410 million) segments. It was expected that none of the goodwill would be deductible for tax purposes. The overall weighted-average useful life of the identified intangible assets acquired was 6.9 years.

Other Acquisitions—The Cognitive Solutions segment completed acquisitions of six privately held businesses: in the first quarter, AlchemyAI, Inc. (AlchemyAI) and Blekko, Inc. (Blekko); in the second quarter, Explorys, Inc. (Explorys) and Phytel, Inc. (Phytel); in the third quarter, Compose, Inc. (Compose); and in the fourth quarter, IRIS Analytics GmbH (IRIS Analytics). The Technology Services & Cloud Platforms segment completed acquisitions of four privately held businesses: in the second quarter, Blue Box Group, Inc. (Blue Box); in the third quarter, StrongLoop, Inc. (StrongLoop); and in the fourth quarter, Gravitant, Inc. (Gravitant) and Clearleap, Inc. (Clearleap). GBS completed acquisitions of two privately held businesses in the fourth quarter, Advanced Application Corporation (AAC) and Meteorix, LLC. (Meteorix).

AlchemyAI provides scalable cognitive computing application program interface services and computing applications. Blekko technology provides advanced Web-crawling, categorization and intelligent filtering. Explorys provides secure cloud-based solutions for clinical integration, at-risk population management, cost of care measurement and pay-for-performance. Phytel’s SaaS-based population health management offerings help providers identify patients at risk for care gaps and engage the patient to begin appropriate preventative care. Blue Box provides hosted, managed, OpenStack-based production-grade private clouds for the enterprise and service provider markets. Compose offers auto-scaling, production-ready databases to help software development teams deploy data services efficiently. StrongLoop provides application development software that enables software developers to build applications using application programming interfaces. AAC engages in system integration application development, software support and services. AAC was an affiliate of JBCC Holdings Inc. and IBM Japan Ltd. The company acquired all the shares of AAC which became a wholly owned subsidiary as of October 1, 2015. Gravitant develops cloud-based software to enable organizations to easily plan, buy and manage, or “broker,” software and computing services from multiple suppliers across hybrid clouds. Meteorix offers consulting, deployment, integration and ongoing post-production services for Workday Financial Management and Human Capital Management applications. Clearleap provides cloud-based video services. IRIS Analytics provides technology and consultancy services to the payments industry to detect electronic payment fraud.

All of these Other Acquisitions were for 100 percent of the acquired businesses with the exception of the AAC acquisition.

The following table reflects the purchase price related to these acquisitions and the resulting purchase price allocations as of December 31, 2015.

2015 Acquisitions

($ in millions)

	Amortization
	Life (in			Other
	Years)	Merge	Cleversafe	Acquisitions
Current assets		$94	$23	$60
Fixed assets/noncurrent assets		128	63	82
Intangible assets
Goodwill	N/A	695	1,000	895
Completed technology	5–7	133	364	163
Client relationships	5–7	145	23	95
Patents/trademarks	2–7	54	11	23

Total assets acquired		1,248	1,484	1,318

Current liabilities		(73)	(15)	(34)
Noncurrent liabilities		(139)	(160)	(73)
Total liabilities assumed		(212)	(175)	(107)

Total purchase price		$1,036	$1,309	$1,210

N/A—Not applicable

For the “Other Acquisitions,” the overall weighted-average life of the identified intangible assets acquired was 6.4 years. These identified intangible assets will be amortized on a straight-line basis over their useful lives. Goodwill of $518 million was assigned to the Cognitive Solutions segment, $303 million was assigned to the Technology Services & Cloud Platforms segment, and $74 million was assigned to the GBS segment. It was expected that 7 percent of the goodwill would be deductible for tax purposes.

2014

In 2014, the company completed six acquisitions at an aggregate cost of $608 million.

The Cognitive Solutions segment completed acquisitions of four privately held businesses: in the first quarter, Cloudant, Inc. (Cloudant); in the second quarter, Silverpop Systems, Inc. (Silverpop) and Cognea Group Pty LTD (Cognea); and in the third quarter, CrossIdeas s.p.a. (CrossIdeas). Technology Services & Cloud Platforms completed acquisitions of two privately held businesses: in the first quarter, Aspera, Inc. (Aspera); and in the third quarter, Lighthouse Security Group, LLC (Lighthouse).

Aspera’s technology helps make cloud computing faster, more predictable and more cost effective for big data transfers such as enterprise storage, sharing virtual images or accessing the cloud for increased computing capacity. Cloudant extends the company’s mobile and cloud platform by enabling developers to easily and quickly create next-generation mobile and Web-based applications. Silverpop is a provider of cloud-based capabilities that deliver personalized customer engagements in highly scalable environments. Cognea offers personalized artificial intelligence capabilities designed to serve as an intuitive interface between human users and data-driven information. CrossIdeas delivers next generation identity and access governance capabilities to help mitigate access risks and segregation of duty violations. Lighthouse provides cloud-enabled managed identity and access management solutions. All acquisitions were for 100 percent of the acquired businesses.

The following table reflects the purchase price related to these acquisitions and the resulting purchase price allocations as of December 31, 2014.

2014 Acquisitions

($ in millions)

	Amortization	Total
	Life (in Years)	Acquisitions
Current assets		$56
Fixed assets/noncurrent assets		39
Intangible assets
Goodwill	N/A	442
Completed technology	5–7	68
Client relationships	7	77
Patents/trademarks	1–7	18

Total assets acquired		701

Current liabilities		(26)
Noncurrent liabilities		(67)

Total liabilities assumed		(93)

Total purchase price		$608

N/A—Not applicable

The overall weighted-average life of the identified amortizable intangible assets acquired was 6.8 years. These identified intangible assets will be amortized on a straight-line basis over their useful lives. Goodwill of $442 million was assigned to the Cognitive Solutions ($311 million) and Technology Services & Cloud Platforms ($131 million) segments. It was expected that approximately 1 percent of the goodwill would be deductible for tax purposes.

Divestitures

Microelectronics—On October 20, 2014, IBM and GLOBALFOUNDRIES announced a definitive agreement in which GLOBALFOUNDRIES would acquire the company’s Microelectronics business, including existing semiconductor manufacturing assets and operations in East Fishkill, NY and Essex Junction, VT. The commercial OEM business acquired by GLOBALFOUNDRIES includes custom logic and specialty foundry, manufacturing and related operations. The transaction closed on July 1, 2015.

The transaction includes a 10-year exclusive manufacturing sourcing agreement in which GLOBALFOUNDRIES will provide server processor semiconductor technology for use in IBM Systems. The agreement provides the company with capacity and market-based pricing for current semiconductor nodes in production and progression to nodes in the future for both development and production needs. As part of the transaction, the company will provide GLOBALFOUNDRIES with certain transition services, including IT, supply chain, packaging and test services and lab services. The initial term for these transition services was one to three years, with GLOBALFOUNDRIES having the ability to renew.

In the third quarter of 2014, the company recorded a pre-tax charge of $4.7 billion related to the sale of the Microelectronics disposal group, which was part of the Systems reportable segment. The pre-tax charge reflected the fair value less the estimated cost of selling the disposal group including an impairment to the semiconductor long-lived assets of $2.4 billion, $1.5 billion representing the cash consideration expected to be transferred to GLOBALFOUNDRIES and $0.8 billion of other related costs. Additional pre-tax charges of $116 million were recorded during 2015 related to the disposal, and pre-tax charges of less than $1 million were recorded during the year ended December 31, 2016. The cumulative pre-tax charge was $4.8 billion as of December 31, 2016. Any additional charges that may be recorded in future periods are expected to be immaterial.

Reporting the related assets and liabilities initially as held for sale at September 30, 2014 was based on meeting all of the criteria for such reporting in the applicable accounting guidance. While the company met certain criteria for held for sale reporting in prior periods, it did not meet all of the criteria until September 30, 2014. In addition, at September 30, 2014, the company concluded that the Microelectronics business met the criteria for discontinued operations reporting. The disposal group constituted a component under accounting guidance. The continuing cash inflows and outflows with the discontinued component are related to the manufacturing sourcing arrangement and the transition, packaging and test services. These cash flows are not direct cash flows as they are not significant and the company has no significant continuing involvement.

All assets and liabilities of the business, classified as held for sale at June 30, 2015, were transferred at closing. The company transferred $515 million of net cash to GLOBALFOUNDRIES in the third quarter of 2015. This amount included $750 million of cash consideration, adjusted by the amount of working capital due from GLOBALFOUNDRIES and other miscellaneous items. A second cash payment in the amount of $500 million was transferred in December 2016. The remaining cash consideration of $250 million is expected to be transferred in December 2017.

Summarized financial information for discontinued operations is shown below.

($ in millions)

For the year ended
December 31:	2016	2015	2014
Total revenue	$0	$720	$1,335

Loss from discontinued operations, before tax	(11)	(175)	(619)
Loss on disposal, before tax	0	(116)	(4,726)

Total loss from discontinued operations, before income taxes	(11)	(291)	(5,346)

Provision/(benefit) for income taxes	(2)	(117)	(1,617)

Loss from discontinued operations, net of tax	$(9)	$(174)	$(3,729)

Industry Standard Server—On January 23, 2014, IBM and Lenovo Group Limited (Lenovo) announced a definitive agreement in which Lenovo would acquire the company’s industry standard server portfolio (System x) for an adjusted purchase price of $2.1 billion, consisting of approximately $1.8 billion in cash, with the balance in Lenovo common stock. The stock represented less than 5 percent equity ownership in Lenovo. The company sold to Lenovo its System x, BladeCenter and Flex System blade servers and switches, x86-based Flex integrated systems, NeXtScale and iDataPlex servers and associated software, blade networking and maintenance operations. As of March 31, 2016, all Lenovo common stock was sold.

IBM and Lenovo entered into a strategic relationship which included a global OEM and reseller agreement for sales of IBM’s industry-leading entry and midrange Storwize disk storage systems, tape storage systems, General Parallel File System software, SmartCloud Entry offering, and elements of IBM’s system software, including Systems Director and Platform Computing solutions. Effective with the initial closing of the transaction, Lenovo assumed related customer service and maintenance operations. IBM will continue to provide maintenance delivery on Lenovo’s behalf for an extended period of time. In addition, as part of the transaction agreement, the company is providing Lenovo with certain transition services, including IT and supply chain services. The initial term for these transition services ranged from less than one year to three years. Certain services could be renewed by Lenovo for an additional year.

The initial closing was completed on October 1, 2014. A subsequent closing occurred in most other countries in which there was a large business footprint on December 31, 2014. The remaining countries closed on March 31, 2015. An assessment of the ongoing contractual terms of the transaction resulted in the recognition of pre-tax gains of $63 million and $57 million in 2015 and 2016, respectively.

Overall, the company expects to recognize a total pre-tax gain on the sale of approximately $1.6 billion, which does not include associated costs related to transition and performance-based costs. Net of these charges, the pre-tax gain was approximately $1.3 billion, of which the cumulative gain recorded as of December 31, 2016 is $1.2 billion. The balance of the gain is expected to be recognized in 2019 upon conclusion of the maintenance agreement.

Customer Care—On September 10, 2013, IBM and SYNNEX announced a definitive agreement in which SYNNEX would acquire the company’s worldwide customer care business process outsourcing services business for $501 million, consisting of approximately $430 million in cash, net of balance sheet adjustments, and $71 million in SYNNEX common stock, which represented less than 5 percent equity ownership in SYNNEX. As part of the transaction, SYNNEX entered into a multi-year agreement with the company, and Concentrix, SYNNEX’s outsourcing business, became an IBM strategic business partner for global customer care business process outsourcing services.

The initial closing was completed on January 31, 2014, with subsequent closings occurring during 2014. For the full year of 2014, the company recorded a pre-tax gain of $202 million related to this transaction.

In the second quarter of 2015, resolution of the final balance sheet adjustments was concluded. An assessment of the ongoing contractual terms of the transaction resulted in the recognition of a pre-tax gain of $7 million in 2015. Through December 31, 2016, the cumulative pre-tax gain attributed to this transaction was $213 million.

Others—In addition to those above, the company completed the following divestitures:

2016—In the first quarter of 2016, the company completed four software product-related divestitures. In the fourth quarter of 2016, the company completed the divestiture of one service-related offering. The financial terms related to these transactions were not material. Overall, the company recorded a pre-tax gain of $42 million related to these transactions in 2016.

2015—In the first quarter of 2015, the company completed two software product-related divestitures and in the second quarter, the company completed one software product-related divestiture and the divestiture of one Global Business Services’ offering. In the fourth quarter of 2015, the company completed three software product-related divestitures. The financial terms related to these transactions were not material. Overall, the company recorded a pre-tax gain of $81 million related to these transactions in 2015.

2014—In the second quarter of 2014, the company completed one software product-related divestiture and the divestiture of one Global Business Services’ offering. In the third quarter, the company completed four software product-related divestitures. In the fourth quarter of 2014, the company completed two software product-related divestitures. The financial terms related to these transactions were not material. Overall, the company recorded a pre-tax gain of $132 million related to these transactions in 2014.